UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  October 31, 2007

Item 1. Report to Stockholders.

GREENVILLE CAPITAL MANAGEMENT, INC.

SEMI-ANNUAL REPORT

GREENVILLE SMALL CAP GROWTH FUND

Managed by Greenville Capital Management, Inc.
Website: www.greenvillecap.com

Six Months Ended
October 31, 2007

Greenville Small Cap Growth Fund
November 15, 2007

Dear Fellow Shareholders,

This year has not been for the weak of heart; volatility has ruled the first ten months. The sub prime markets and liquidity concerns were paramount leaving lenders no other choice but to tighten credit in recent months.  The prevailing thought by many has been whether or not the economy is headed for a recession.  We believe it is too early to tell. The Fed did lower the key fed funds rate by 75 basis points over the last six months, which helped ease some of the concerns; however, the question remains, has it been enough to spur the slowing economy?

Your fund has been able to manage the volatility.  Returns have been generated from investments in Technology, Producer Durables, and Healthcare.  These sectors contributed 4.43%, 1.44%, and 1.10% of the return for the trailing six months.  The fund felt a drag from investments in the Financial Services and Consumer Discretionary spaces; these sectors contributed -.78% and -.30%, respectively, for the trailing six months.  We do believe Financials and Consumer Discretionary could come under additional pressure considering the current economic landscape.  With this said, we continue to evaluate all sectors and industries in an effort to find inefficient priced securities which meet our investment criteria.  The fund’s overall performance is highlighted in the performance chart attached.  We do supply both the Russell Micro Cap Growth Index and the Russell 2000 Growth Index.  The fund characteristics, which are highlighted below, fall between these two indices and closer to the Russell Micro Cap Growth Index on a weighted average and median market cap basis.  We feel it is prudent to provide investors with both indices.

Portfolio Characteristics as of 10/31/07

		Russell 2000	Russell Micro
	GCM	Growth	Cap Growth
Weighted Average Market Cap	766 m	1,593 b	492 m
Median Market Cap	410 m	703 m	243 m
P/E Ratio	18x	25x	25x
EPS Growth	30%	20%	21%

As we have mentioned in previous letters, we believe growth investing is coming into favor.  As you are well aware, the value indices have outperformed their growth counterpart in five of the last six years, with 2003 being the only exception.  The value indices had difficulty in the third quarter and continue to struggle for the year.  All Russell Value Indices are lagging their Growth and Core Counterparts year to date through October 31.  We believe the growth vs. value cycle will continue to play out, as we appear to be in the early stages of this style rotation.

Looking further into the Growth and Value style boxes, investors need to understand the components driving the performance returns.  Value Indices are heavily weighted toward the Financial Sector; typically greater than 30% exposure in this sector.  In light of the recent problems, financials haven’t performed well this year.  We believe this is likely to continue in the foreseeable future.  Trade sector plays, which include Industrials and Technology, have been enjoying a resurgence of sorts this year.  These sectors have been some of the top performers.  Your portfolio is over weight in Technology as our research suggests we are in the beginning of a multi year cycle of technology spending.  We believe this bodes well for the sector as investors search for growth opportunities.

As we have noted in the past, we continue to search for those growth companies that we believe can sustain their earnings momentum irrespective of any economic cycle. According to the latest earnings season, we continue to find and hold many companies that have been able to maintain and raise their earnings guidance. Of course, in a diversified portfolio, not all the companies are “clicking on all cylinders” with strong earnings upside. Our goal is to displace the laggards with new ideas that possess strong catalysts with greater upside potential.

To close, we are now entering the traditionally strong seasonal period for small cap growth. We believe there are some positives in the market place which could keep this trend going in 2007; these include the Fed’s policy on interest rates and the thriving demand in the global trade good sectors.  Couple this with an ongoing problem in the housing sector and lingering questions regarding the sub prime and financial segment, and investors may migrate towards growth for the balance of the year and into 2008.

We appreciate your continued support.  As always, please feel free to call us if you have any questions or would like additional information.

Sincerely,

Robert D. Strauss, CFA	Charles Cruice
Portfolio Manager	President

The Fund’s investment objectives, risks, charges, and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund.  It may be obtained by calling (888) 334-9075, or visiting www.greenvillecap.com.  Read it carefully before investing.

This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Greenville Small Cap Growth Fund.

The Russell 2000 Growth Index measures the performance of small growth companies selected by Frank Russell Company. The weighted average market capitalization of the Russell 2000 Growth Index was $1.5 billion and the median was approximately $703 million.  The Russell Micro Cap Growth Index measures the performance of small to micro companies selected by Frank Russell Company.  The weighted average market cap of the Russell Micro Cap Index was $492 million and the median was $243 million. You cannot invest directly in an index.

P/E (Price to Earnings) is a valuation ratio of a company’s current share price compared to its per-share earnings.  EPS (Earnings Per Share) is the portion of the company’s profit that is allocated to each outstanding share.

A basis point equals .01%.

Small company stocks are more volatile than stocks of larger, more established companies. The Fund is suitable for long-term investors only who seek to invest a portion of their overall portfolio in an aggressive equity mutual fund that invests principally in small capitalization growth companies.  The Fund experiences greater risks and price fluctuations due to its concentration in small-cap stocks as is noted in the Fund’s prospectus.

Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Sector holdings are subject to change at any time and are not recommendations to buy or sell any security.

Opinions expressed are those of Robert Strauss, CFA, and Charles S. Cruice and are subject to change, are not guaranteed and should not be considered investment advice.  Sector allocations are subject to change.

The Greenville Small Cap Growth Fund is distributed by Quasar Distributors, LLC.  (12/07)

Sources: FactSet and Frank Russell

Greenville Small Cap Growth Fund
GCMSX vs. Russell Micro Cap Growth vs. Russell 2000 Growth as of October 31, 2007

Gross expense ratio – 2.32% Net expense ratio – 1.89%*

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-334-9075.  Performance data quoted does not reflect the 1.00% redemption fee imposed on shares held less than 90 days.  If reflected total returns would be reduced.

*	The advisor has contractually agreed to limit expenses to 1.89% for at least one year and an indefinite period thereafter determined by the Board of Trustees.

Greenville Small Cap Growth Fund

SECTOR ALLOCATION at October 31, 2007 (Unaudited)

*  Cash equivalents and other liabilities less assets.

EXPENSE EXAMPLE For the Six Months Ended October 31, 2007 (Unaudited)

As a shareholder of the Greenville Small Cap Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/07 – 10/31/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the

Greenville Small Cap Growth Fund

EXPENSE EXAMPLE For the Six Months Ended October 31, 2007 (Unaudited) (Continued)

expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/07	Value 10/31/07	5/1/07 – 10/31/07*
Actual	$1,000	$1,069	$9.83
Hypothetical (5% annual
return before expenses)	$1,000	$1,016	$9.58

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.89% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Greenville Small Cap Growth Fund

SCHEDULE OF INVESTMENTS at October 31, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 91.5%
Aerospace & Defense: 5.4%
9,750	AAR Corp.*	$312,487
8,790	BE Aerospace, Inc.*	436,951
		749,438
Auto Dealers: 2.3%
18,885	Rush Enterprises, Inc.
	- Class A*	320,101
Capital Goods: 5.6%
4,760	ESCO Technologies, Inc.*	197,016
18,050	Harbin Electric, Inc.*	346,921
41,435	Power-One, Inc.*	234,937
		778,874
Capital Markets: 0.8%
8,620	Triangle Capital Corp.*	112,836
Commercial Banks: 0.9%
5,740	Home Bancshares, Inc.	122,377
Commercial Services & Supplies: 5.2%
5,050	Fuel Tech, Inc.*	149,329
7,380	TeleTech Holdings, Inc.*	183,983
12,260	The Providence
	Service Corp.*	389,745
		723,057
Consumer Finance: 1.8%
7,770	Dollar Financial Corp.*	254,856
Credit Reporting Services: 1.3%
19,885	Primus Guaranty Ltd*#	182,147
Distributors: 4.5%
13,100	DXP Enterprises, Inc.*	621,202
Diversified Financials: 2.1%
14,580	First Cash Financial
	Services, Inc.*	286,643
Electrical Equipment: 3.4%
34,470	Ultralife Batteries, Inc.*	462,587
Electronic Equipment & Instruments: 1.8%
90,339	Creative Vistas, Inc.*	243,915
Energy Equipment & Services: 0.7%
67,805	Boots & Coots International
	Well Control, Inc.*	97,639
Health Care Equipment & Services: 12.1%
21,955	Alliance Imaging, Inc.*	217,574
34,125	Allion Healthcare, Inc.*	256,961
12,755	Angiodynamics, Inc.*	255,100
13,100	Ev3, Inc.*	192,308
7,540	Matrixx Initiatives, Inc.*	130,517
36,500	NovaMed, Inc.*	193,450
7,230	Radiation Therapy
	Services, Inc.*	223,552
18,880	Regeneration
	Technologies, Inc.*	200,317
		1,669,779
Health Care Providers & Services: 3.9%
13,425	Capital Senior Living
	Corp.*	120,019
81,668	Continucare Corp.*	204,987
11,155	Gentiva Health
	Services, Inc.*	211,722
		536,728
Internet Software & Services: 3.9%
38,125	Bidz.com, Inc.*	541,375
IT Services: 1.4%
22,785	Rainmaker Systems*	193,445
Media: 3.4%
82,450	APAC Customer
	Services, Inc.*	210,248
23,240	MDC Partners, Inc.*#	255,175
		465,423
Oil & Gas: 1.5%
10,960	Delta Petroleum Corp.*	204,952
Oil, Gas & Consumable Fuels: 3.5%
25,390	Energy XXI
	(Bermuda) Ltd*#	128,473
15,960	Gulfport Energy Corp.*	353,355
		481,828
Pharmaceuticals: 1.3%
11,845	Caraco Pharmaceutical
	Laboratories, Ltd.*	184,427
Radio &Television Broadcasting: 1.3%
11,230	Globecomm Systems, Inc.*	173,391

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

SCHEDULE OF INVESTMENTS at October 31, 2007 (Unaudited) (Continued)

Shares		Value
Retailing: 2.7%
11,035	Conn’s, Inc.*	$282,165
26,185	Hollywood Media Corp.*	91,386
		373,551
Semiconductor & Semiconductor
Equipment: 9.8%
26,500	Anadigics, Inc.*	390,875
7,095	International Rectifier
	Corp.*	236,831
15,285	Omnivision
	Technologies, Inc.*	338,563
4,265	Tessera Technologies, Inc.*	162,880
16,940	Ultra Clean Holdings*	217,510
		1,346,659
Semiconductors And Related
Devices: 1.5%
17,025	Volterra Semiconductor
	Corp.*	209,237
Software: 2.6%
8,030	ACI Worldwide, Inc.*	183,646
13,825	Opnet Technologies, Inc.*	169,909
		353,555
Software & Services: 3.8%
10,850	Cybersource Corp.*	177,397
4,875	Micros Systems, Inc.*	350,123
		527,520
Technology Hardware & Equipment: 1.8%
9,075	Excel Technology, Inc.*	255,370
Transportation: 1.2%
11,560	Vitran Corp, Inc.*#	161,609
TOTAL COMMON STOCKS
(Cost $10,886,275)		12,634,521
SHORT-TERM INVESTMENT: 14.7%
Money Markets: 14.7%
2,025,246	SEI Daily Income Trust
	Government Fund
	- Class B	2,025,246
TOTAL SHORT-TERM INVESTMENT
(Cost $2,025,246)		2,025,246
TOTAL INVESTMENTS IN
SECURITIES: 106.2%
(Cost $12,911,521)		14,659,767
Liabilities in Excess of
Other Assets: (6.2)%		(854,924)
TOTAL NET ASSETS: 100.0%		$13,804,843

*	Non-income producing security.
#	U.S. security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2007 (Unaudited)

ASSETS
Investments in securities, at value
(cost $12,911,521) (Note 2)	$14,659,767
Receivables:
Dividends and interest	3,217
Prepaid Expenses	11,088
Total assets	14,674,072

LIABILITIES
Payables:
Investment securities purchased	827,073
Administration fees	3,227
Investment advisory fees, net	8,581
Custody fees	380
Fund accounting fees	6,798
Transfer agent fees	5,124
Chief compliance officer fees	1,314
Other accrued expenses	16,732
Total liabilities	869,229

NET ASSETS	$13,804,843
Net asset value, offering and redemption price per share
($13,804,843/1,117,135, shares outstanding; unlimited
number of shares authorized without par value)	$12.36

COMPONENTS OF NET ASSETS
Paid-in capital	$10,830,518
Accumulated net investment loss	(91,247)
Accumulated net realized gain on investments	1,317,326
Net unrealized appreciation on investments	1,748,246
Net assets	$13,804,843

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

STATEMENT OF OPERATIONS For the Six Months Ended October 31, 2007 (Unaudited)

INVESTMENT INCOME
Dividends	$19,436
Interest	13,619
Total investment income	33,055

EXPENSES (Note 3)
Investment Advisory fees	65,768
Administration fees	19,156
Fund accounting fees	13,467
Transfer agent fees	10,741
Audit fees	9,378
Registration fees	8,022
Miscellaneous expenses	5,385
Legal fees	3,632
Trustee fees	3,537
Custody fees	3,064
Chief compliance officer fees	2,595
Insurance expense	658
Total expenses	145,403
Less: fees waived	(21,101)
Net expenses	124,302
Net investment loss	(91,247)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments	883,100
Change in net unrealized appreciation on investments	76,600
Net realized and unrealized gain on investments	959,700
Net increase in net assets resulting from operations	$868,453

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2007	Year Ended
	(Unaudited)	April 30, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(91,247)	$(199,015)
Net realized gain on investments	883,100	633,245
Change in net unrealized appreciation
(depreciation) on investments	76,600	(690,721)
Net increase (decrease) in net assets
resulting from operations	868,453	(256,491)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(571,503)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)(b)	228,928	(113,731)
Total increase (decrease) in net assets	1,097,381	(941,725)

NET ASSETS
Beginning of period	12,707,462	13,649,187
End of period	$13,804,843	$12,707,462
Accumulated net investment loss	$(91,247)	$—

(a) Summary of capital share transactions is as follows:

	Six Months Ended
	October 31, 2007		Year Ended
	(Unaudited)		April 30, 2007
	Shares	Value	Shares	Value
Shares sold	50,996	$603,281	81,745	$930,650
Shares issued in reinvestment
of distributions	—	—	50,945	557,336
Shares redeemed (b)	(32,781)	(374,353)	(142,992)	(1,601,717)
Net increase	18,215	$228,928	(10,302)	$(113,731)

(b) Net of redemption fees of $354 and $354, respectively.

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Month
	Period		Year	Year	Period
	Ended		Ended	Ended	Ended
	October 31,		April 30,	April 30,	April 30,
	2007#		2007	2006	2005*
Net asset value, beginning
of period/year	$11.56		$12.31	$9.40	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08)		(0.18)	(0.18)	(0.19)
Net realized and unrealized
gain (loss) on investments	0.88		(0.03)	3.30	(0.41)
Total from investment
operations	0.80		(0.21)	3.12	(0.60)
LESS DISTRIBUTIONS:
From net realized gain	—		(0.54)	(0.21)	—
Paid-in capital from redemption
fees (Note 2)	0.00	**	0.00 **	0.00 **	0.00	**
Net asset value, end
of period/year	$12.36		$11.56	$12.31	$9.40
Total return	6.92	%^	(1.47)%	33.40%	(6.00	)%^
RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of period/year (millions)	$13.8		$12.7	$13.6	$10.4
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.21	%+	2.32%	2.45%	2.46	%+
After fees waived and
expenses absorbed	1.89	%+	1.92%	2.00%	2.00	%+
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(1.71	)%+	(2.03)%	(2.08)%	(2.33	)%+
After fees waived and
expenses absorbed	(1.39	)%+	(1.60)%	(1.63)%	(1.87	)%+

#	Unaudited.
*	Fund commenced operations on May 3, 2004.
**	Amount is less than $0.01.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

The Greenville Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Fund commenced operations on May 3, 2004.

The Fund’s investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in small capitalization companies that offer the possibility of capital growth.  The Fund defines small capitalization companies as those companies with market capitalizations between $100 million and $2 billion at the time of purchase.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2007 (Unaudited) (Continued)

that would be calculated without regard to such considerations. As of October 31, 2007, the Fund did not hold fair valued securities.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a minimum gain basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2007 (Unaudited) (Continued)

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncements. Effective October 31, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and state of Massachusetts.  As of October 31, 2007, open Federal and Massachusetts tax years included the tax years ended April 30, 2004 through 2007.  The Fund has no examination in progress.

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2007 (Unaudited) (Continued)

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end April 30, 2007.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Greenville Capital Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended October 31, 2007, the Fund incurred $65,768 in advisory fees.

Effective August 1, 2006, the Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.89% of the Fund’s average daily net assets.  Prior to August 1, 2006, the limit on the Fund’s annual ratio of expenses was 2.00% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended October 31, 2007, the Advisor waived $21,101 in fees for the Fund.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.

At October 31, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be recouped was $150,298.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2007 (Unaudited) (Continued)

Year of Expiration	Amount
April 30, 2008	$50,372
April 30, 2009	$54,177
April 30, 2010	$24,648
April 30, 2011	$21,101

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Under $47.5 million	$38,000
$47.5 to $300 million	0.08% of average daily net assets
$300 to $800 million	0.07% of average daily net assets
Over $800 million	0.04% of average daily net assets

For the six months ended October 31, 2007, the Fund incurred administration fees of $19,156. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended October 31, 2007, the Fund was allocated $2,595 of the Trust’s Chief Compliance Officer Fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2007 (Unaudited) (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended October 31, 2007, the cost of purchases and the proceeds from sales of securities, excluding short-term investments, $4,808,778 and $5,434,885, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2007.

The cost basis of investment for federal income tax purpose at October 31, 2007 was as follows:

Cost of investments	$12,911,521
Gross tax unrealized appreciation	2,421,409
Gross tax unrealized depreciation	(673,163)
Net tax unrealized appreciation	$1,748,246

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

   The tax character of distributions paid during the six months ended October 31, 2007 and the year ended April 30, 2007 for the Fund was as follows:

	October 31,	April 30,
	2007	2007
Distributions paid from:
Ordinary income	$—	$ —
Long-term capital gain	—	571,503

   As of April 30, 2007, the components of distributable earnings on a tax basis were as follows:

Net tax unrealized appreciation	$1,671,646
Undistributed ordinary income	146,616
Undistributed long-term capital gain	287,610
Total distributable earnings	434,226
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$2,105,872

Greenville Small Cap Growth Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Greenville Small Cap Growth Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at (888) 334-9075 or by accessing the Fund’s website at www.greenvillecap.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Greenville Small Cap Growth Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (888) 334-9075.  In addition, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO HOLDINGS (Unaudited)

The Greenville Small Cap Growth Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  The Fund’s Form N-Q will be available without charge, upon request by calling toll-free at (888) 334-9075.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Greenville Small Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Greenville Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

Greenville Small Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Board noted that the Fund’s performance was below the median of its peer group for the year-to-date period, above the median of its peer group for the six-month time period, and below the median of its peer group for the one-year and three-year time periods.  The Board also noted that the Fund’s year-to-date and six-month performance were ranked in the third quartile and the one-year and three-year performance were ranked in the fourth quartile.  The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics.  The Board also took into account that the overwhelming majority of the shareholders in the Fund were also advisory clients of the Advisor.  The Board concluded that performance was not yet satisfactory and that it would continue to monitor the Fund’s performance closely.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  The Board determined that the advisory fee is comparable to the fee the Advisor charged its separately managed accounts at lower asset levels and above the fee it charged its separately managed accounts at higher asset levels, notwithstanding the fact that the services and investment strategies applicable to those accounts are not identical, and was not excessive.

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 1.89%.  The Board noted that the Fund’s advisory fee on a contractual basis was equal to the peer group median and below the peer group median net of fee waivers or expense reimbursements.  The Board noted that the Fund’s total expense ratio was higher than the peer group median, but also noted that the expense cap had been reduced from 2.00% to 1.89% in the past year.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed is specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

Greenville Small Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars”.  The Board also considered that the Fund does not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

Investment Advisor
GREENVILLE CAPITAL MANAGEMENT, INC.
100 South Rockland Falls Road
Rockland, DE 19732
www.greenvillecap.com

Distributor
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI 53202
888-334-9075

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Greenville Small Cap Growth Fund
Symbol – GCMSX
CUSIP – 742935463

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15 (b) or 15d-15 (b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 21, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 21, 2007

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  December 27, 2007

* Print the name and title of each signing officer under his or her signature.